EQ ADVISORS TRUSTSM

SUPPLEMENT DATED JANUARY 22, 2013 TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2012, AS SUPPLEMENTED

This Supplement updates certain information contained in the above-referenced Statement of Additional Information, dated May 1, 2012, as supplemented (“SAI”) for EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the SAI and retain it for future reference. You may obtain an additional copy of the SAI, or a copy of the Summary Prospectus and Prospectus free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or you can view, print, and download a copy of these documents by visiting the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with updated information about David Fox, an independent Trustee of the Trust.

Mr. Fox has retired as an independent Trustee of the Trust effective January 1, 2013. Information regarding Mr. Fox in the Statement of Additional Information hereby is deleted.